UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 21, 2000

                               PIONEER OIL AND GAS
                             -----------------------
             (Exact name of registrant as specified in its charter)

                                      UTAH
                                     ------
         (State or other jurisdiction of incorporation or organization)

                               0-30472 87-0365907
                               ------- ----------
          (Commission File Number) (IRS Employer Identification Number)


                          c/o Don J. Colton, President
                      1206 W. South Jordan Parkway, Unit B
                            South Jordan, Utah 84092
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (801) 566-3000
                                 --------------
              (Registrant's telephone number, including area code)




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            ITEM 4. Changes in Registrant's Certifying Accountant

            On November 13, 2000, Pioneer Oil and Gas ("the Company") terminated its relationship with Tanner + Co. ("Tanner"), the principal accountant previously engaged to audit the Company's financial statements. Effective November 13, 2000, the Company retained Jones, Wright, Simkins and Associates ("Jones") as the principal accountants to replace Tanner. The Company's board of directors approved the change of accountants from Tanner to Jones.

            The audit reports of Tanner on the Company's financial statements for the two fiscal years ending September 30, 1998 and 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            In connection with the audit of the fiscal year ending September 30, 2000 that has not been performed as of the date of this filing and the subsequent interim period through November 13, 2000, the date of termination, the Company had no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Tanner to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

            During the fiscal year ending September 30, 2000, and the interim period through November 13, 2000, the date of termination, and prior to such appointment, the Company did not consult with Jones regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Jones in respect to these matters during that time.

            The Company provided Tanner with a copy of this report prior to filing it with the SEC. The Company requested that Tanner furnish the Company with a letter to the SEC stating whether Tanner agrees with the above statements. A copy of that letter dated November 21, 2000 is filed as Exhibit 1 to this Form 8-K.



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            ITEM 7.           Financial Statements and Exhibits

            The following exhibit(s) are included as part of this report:

          a) Letter from Tanner + Co. dated November 21, 2000, relating to the termination of its services as the Registrant's independent auditors this pursuant to this filing (SEC Reference Number 16).

           Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            Pioneer Oil and Gas


            Signature                                      Date
            ---------                                      ----

            By:  /s/  Don J. Colton                        November 21, 2000
            -----------------------------------
            Name: Don J. Colton
            Title: President

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